Exhibit 99.1

2006 ANNUAL
SHAREHOLDERS
MEETING

SHENANDOAH
TELECOMMUNICATIONS
COMPANY

Comparative Results
 (in millions, except per share amounts)

0.46

1.39

10.7

19.4

146.4

2005

7.0

0.43

Cash Dividend (per share)

6.1

1.31

EPS – diluted

7.0

10.0

Total Net Income

7.6

18.0

Operating Income

21.0

121.0

Revenues

% Change

2004. .

(restated)

250
200
150
100
50
0
(Millions)
56.4
52.0
43.3
52.3
35.9
2001
2002
2003
2004
2005
Assets
Equity
Total Debt
Other Liabilities

SHENTEL

Debt Component

2004 and 2003 Financials Restated

Corrected previous accounting for operating leases

No change to cash expense or revenues from leases

Accounting Weaknesses

Income Tax Review and Calculations

Lacked internal controls and expertise

Supplementing in-house staff with external expertise

180
160
140
120
100
80
60
40
20
0
(thousands)
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Retail
Wholesale

SHENTEL

PCS Customers

SITE
LOCATION MAP
CONTACT
TACKLEY MILL
BLACKFORD VILLAGE
TRADITIONAL
NEIGHBORHOOD
DEVELOPMENT
RESOURCE
INTERNATIONAL, LTD
USDA APPALACHIAN
FRUIT RESEARCH STATION

SHENTEL

Tackley Mill

Critical Milestone - 100% DSL Availability

“Internet Access Essential for Rural Virginia”

Rural Virginia Prosperity Commission Report, April 25, 2006

“Rural Areas Neglected by Broadband Providers”

Washington Post, March 14, 2006

“U.S. Lags Behind in High-Speed Internet Access”

Wall Street Journal, April 12, 2006

“Survey Finds Gaps in Americans’ Internet Access”

Newsday, October 6, 2005

Competition for regulated telephone services

Customer owned equipment

Long distance service

Breakup of Bell System

Introduction of mobile communications

Cellular

Personal Communications Service (PCS)

The Internet

Industry Change

Converged Services
Telephone
CATV
Mobile
Shentel Service
Network
PCS

Converged Services
Telephone
CATV
Mobile
Shentel Service
Network
PCS

SHENTEL

Business Segments

Assets

Revenues

- Negotiate a new, long-term

                                agreement

Sell PCS business to Sprint-Nextel

Pursue legal claims for breach of

                                existing Agreement

Options with Sprint-Nextel

-Will there be a sale?

If so, what will be the sale price?

What will be the tax effect?

What would the Company do with
the proceeds?

Major Questions

Invest in new ventures or

                                acquisitions

Special dividend

Stock buyback

Future Options

Present Mix of Businesses

Traditional Services

                                Telephone

                                CATV

                                Mobile (Towers)

                                Shentel Services (Internet)

                                Network

                                Long Distance

Personal Communications Services

New Ventures

                                NTC Communications

                                Shentel Wireless

                                Converged Services of WV

Rate of Growth

Present Mix of Businesses

New Ventures

PCS

Traditional
Services

Rate of Growth

Mix of Businesses Post Sale

New Ventures

Traditional
Services

120
100
80
60
40
20
0
($millions)
Traditional
PCS
New Ventures

SHENTEL

Assets

100
90
80
70
60
50
40
30
20
10
0
($millions)
Traditional
PCS
New Ventures

SHENTEL

Revenues

20
15
10
5
0
-5
($millions)
Traditional
PCS
New Ventures

SHENTEL

Operating Income

10
8
6
4
2
0
-2
-4
($millions)
Traditional
PCS
New Ventures

SHENTEL

Net Income

300
250
200
150
100
50
0
2000
2001
2002
2003
2004
2005
SHENANDOAH TELECOMMUNICATIONS COMPANY
NASDAQ U.S. INDEX
NASDAQ TELECOMMUNICATIONS INDEX

SHENTEL

Total Return - 5 Years

2006 ANNUAL
SHAREHOLDERS
MEETING

SHENANDOAH
TELECOMMUNICATIONS
COMPANY

Comparative Results
 (in millions, except EPS)

$1.39

$10.7

2005

6.1%

$1.31

Earnings Per Share (EPS)

7.0%

$10.0

Consolidated Net Income

%

Change

2004

  (Restated)

Operating Income Results
 (in millions)

    $  19.4

127.0

$146.4

      2005

7.6%

$ 18.0

Operating Income

26.3%

103.0

Operating Expense

21.0%

$121.0

Revenue

%

Change

2004

(Restated)

Reporting Segments
Revenue
 (in millions)

  6.0%

  13.3

  14.1

Other

6.5%

3.1

3.3

Mobile

140.0%

0.7

9.8

Converged

  Services (NTC)

4.2%

23.7

24.7

Telephone

$146.4

$ 94.4

2005

21.0%

$121.0

17.7%

$ 80.2

PCS

   %

Change

2004

(Restated)

Year End Customers

5.6%

143

151

Mobile/Tower Leases-Non Aff.

(16.9%)

79.4%

15,051

2,646

12,514

4,748

Internet

    Dial Up

     DSL

5.0%

9,918

10,214

Long Distance

0.6%

8,631

8,684

Cable

0.2%

24,691

24,740

Telephone

22,326

8,461

9,914

Converged Services (NTC)

    Network

     Video

      Phone

PCS

    Retail

    Wholesale

Change

19.8%

41.7%

2004

102,613

27,337

2005

122,975

38,726

Operating Expenses
(in millions)

Total

Selling, General & Admin.

Depreciation & Amort.

Cost of Goods &  Services

10.6%

22.9%

$103.3

$127.0

5.6%

16.3%

38.1

44.3

5.5%

17.9%

19.0

22.4

17.8%

24.3%

$45.8

$60.3

(Restated)

W/O

NTC

%

  Change

     2004

     2005

Reporting Segments
Net Income
(in millions)

          7.0%

$10.0

$10.7

    Total

         20.0%

(0.5)

      (0.4)

Other

           --

1.1

1.1

Mobile

     (330.0%)

(0.1)

(3.3)

Converged Services (NTC)

        17.9%

6.7

7.9

Telephone

        92.9%

$ 2.8

$ 5.4

PCS

%

Change

   2004

    2005

Q1 Results
Revenue
(in millions)

       %

Change

       Q1

2005

     Q1

2006

5.9%

15.7%

3.4

$34.4

3.6

$39.8

Other

   Total

12.5%

0.8

0.9

Mobile

16.7%

2.4

2.8

Converged Services (NTC)

5.0%

6.0

6.3

Telephone

20.2%

$21.8

$26.2

PCS

Q1 Results
Operating Income
(in millions)

0.0%

(6.7%)

0.0

$4.5

(0.8)

$4.2

Other

   Total

0.0%

0.5

0.5

Mobile

(100.0%)

(0.8)

  (1.6)

Converged Services (NTC)

16.7%

3.0

3.5

Telephone

44.4%

$1.8

$2.6

PCS

     Q1

2006

    %

Change

       Q1

2005

Q1 Results
Net Income
(in millions)

370.0%

$2.3

$8.5

   Total

0.0%

0.3

0.3

Mobile

150.0%

(0.2)

(0.5)

Other

100.0%

(0.6)

  (1.2)

Converged Services (NTC)

452.6%

1.9

     8.6*

Telephone

* Includes $6.4 million net of tax gain from liquidation of the Rural

   Telephone Bank

44.4%

$0.9

$1.3

PCS

       Q1

2006

       %

Change

         Q1

2005

Affiliate Transactions

Sprint-Nextel has acquired six of the
former Sprint affiliates:

US Unwired

Gulf Coast

Independent Wireless One (IWO)

Alamosa

Enterprise

Ubiquitel

20,000,000
16,000,000
12,000,000
8,000,000
4,000,000
-
Alamosa
Ubiquitel
US Unwired
IWO
Shentel
Gulf Coast
Enterprise

SHENTEL

Affiliates by Covered POPs

1,400,000,000
1,200,000,000
1,000,000,000
800,000,000
600,000,000
400,000,000
200,000,000
-
Alamosa
Ubiquitel
US Unwired
IWO
Shentel
Gulf Coast
Enterprise

SHENTEL

Affiliates by Dollars of Revenue

1,500,000
1,250,000
1,000,000
750,000
500,000
250,000
-
Alamosa
Ubiquitel
US Unwired
IWO
Shentel
Gulf Coast
Enterprise

SHENTEL

Affiliates by Retail Subscribers

4,500,000,000
4,000,000,000
3,500,000,000
3,000,000,000
2,500,000,000
2,000,000,000
1,500,000,000
1,000,000,000
500,000,000
-
Transaction Value
250.0
200.0
150.0
100.0
50.0
-
$'s per POP
Alamosa
Ubiquitel
US Unwired
IWO
Gulf Coast
Enterprise

SHENTEL

Deal Values as Multiple of POPs

Transaction Value
4,500,000,000
4,000,000,000
3,500,000,000
3,000,000,000
2,500,000,000
2,000,000,000
1,500,000,000
1,000,000,000
500,000,000
-
$'s per Revenue Dollar
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
Alamosa
Ubiquitel
US Unwired
IWO
Gulf Coast
Enterprise

SHENTEL

Deal Values as Multiple of Revenue

4,500,000,000
4,000,000,000
3,500,000,000
3,000,000,000
2,500,000,000
2,000,000,000
1,500,000,000
1,000,000,000
500,000,000
-
Transaction Value
3,500
3,000
2,500
2,000
1,500
1,000
500
-
$'s per Subscriber
Alamosa
Ubiquitel
US Unwired
IWO
Gulf Coast
Enterprise

SHENTEL

Deal Values as Multiple of Subscribers

Disclosure Regarding
Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities
Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,”
“could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties.  Forward-looking statements in this presentation may include, among others, statements concerning:

                                - projections of our future results of operations, cash flows or financial condition; and

                                - our business strategy and our ability to capitalize on any of our competitive strengths.

The expectations reflected in these forward-looking statements are inherently subject to risks, uncertainties and assumptions about us and our subsidiaries and we cannot assure you that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from the forward-looking statements made herein are set forth in our filings with the Securities and Exchange Commission and include, without limitation, risks related to the following:

                                - increasing competition in the communications industry; and

                                - a complex and uncertain regulatory environment.

All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this presentation.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

2006 ANNUAL
SHAREHOLDERS
MEETING

SHENANDOAH
TELECOMMUNICATIONS
COMPANY